EXHIBIT 99(b)
-------------

                            STOCK PURCHASE AGREEMENT
                                  FOR SHARES OF

                                 SUSSEX BANCORP

         THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of this 20th day of October, 2000, is made by and between Sussex Bancorp ("Sussex"), a New Jersey corporation, having its principal place of business at 399 Route 23, Franklin, New Jersey 07416, and LAKELAND BANCORP, INC. (the "Purchaser"), a New Jersey corporation, having its principal place of business at 250 Oak Ridge Road, Oak Ridge, New Jersey 07438.

         WHEREAS, Sussex desires to issue and sell its common stock, without par value (the "Common Stock"), in an amount equal to 9.9% of Sussex's outstanding shares of Common Stock (calculated as explained in Section I(B)), subject to regulatory approval in the manner hereinafter set forth; and

         WHEREAS, the Purchaser desires to purchase such Common Stock from Sussex, subject to regulatory approval, in the manner hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, representations and warranties herein contained, the parties hereto do hereby agree as follows:

I.       PURCHASE AND SALE
         -----------------

         A. Purchase by the  Purchaser.  Subject to the terms and conditions set
            --------------------------
forth in this Agreement, at the Closing (defined below), the Purchaser agrees to purchase from Sussex and Sussex agrees to issue and sell to the Purchaser, the Shares (defined below).

         B. The Shares.  The "Shares," as used herein,  refers to that number of
            ----------
shares of Common Stock to be issued and sold to the Purchaser at the Closing, which, after giving effect to the issuance of such shares and including shares of Common Stock, if any, already owned by the Purchaser, the Lakeland Bank Profit Sharing Plan and any controlling shareholders, directors or executive officers (and any trusts controlled by or members of the immediate family of such controlling shareholders, directors or executive officers) of the Purchaser (collectively, the "Lakeland Affiliates") prior to the issuance of the Shares under this Agreement, will equal 9.9% of Sussex's outstanding shares of Common Stock as of the close of business on the Closing Date. The term "Share" refers to an individual share of the Shares.

         C.       Purchase Price.  The purchase  price  for  each  Share  to  be
                  --------------
acquired by the Purchaser shall be $8.50 per Share (the "Purchase Price").

         D.       Closing.
                  -------

                  1. The sale and purchase of the Shares shall occur in a closing (the

"Closing") at 10:00 a.m. on that date which is fifteen days after the satisfaction of all of the conditions contained in Article V, or on such other date on which the parties shall mutually agree (the "Closing Date"), at Purchaser's headquarters in Oak Ridge, New Jersey, or at such other place or places as shall be mutually agreeable to the parties.

                  2. At the Closing, the Purchaser shall pay to Sussex an amount equal to the Purchase Price multiplied by the number of Shares purchased. Sussex shall deliver certificate(s) for such amount of Shares to the Purchaser as soon as practicable following the Closing.

         E.       Payments.  The payment provided for in this Article I shall be
                  --------
made by wire transfer of immediately available funds to an account specified by Sussex.

II.      REPRESENTATIONS AND WARRANTIES OF SUSSEX
         ----------------------------------------

         Sussex hereby represents and warrants to the Purchaser as follows:

         A.       Organization.
                  ------------

                  1. Sussex is a corporation validly existing and in good standing under the laws of the State of New Jersey, and is a bank holding company registered with the Federal Reserve Board (the "FRB").

                  2. Sussex is a one-bank holding company for its wholly owned Sussex County State Bank ("SCSB"). SCSB's deposits are insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation up to applicable limits.

                  3. SCSB has two wholly owned subsidiaries, Sussex Bancorp Mortgage Company and SCB Investment Company. There are no other subsidiaries of Sussex or SCSB, direct or indirect, wholly owned or partially owned.

                  4. SCSB and its subsidiaries are validly existing and in good standing in the jurisdictions of their incorporation.

         B.       Capitalization.  The  authorized   capital   stock  of  Sussex
                  --------------
consists solely of 5,000,000 shares of Common Stock. As of September 30, 2000, there were 1,506,555 shares of Common Stock outstanding and 13,088 shares of Common Stock were held in the treasury. As of September 30, 2000, 67,422 shares of Common Stock were reserved for issuance upon the exercise or conversion of outstanding options, warrants or convertible securities granted or issuable by Sussex. Each outstanding share of Common Stock is, and all Shares of Common Stock to be issued in connection with the transactions contemplated hereby will be, duly authorized and validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and each outstanding share of Common Stock has not been, and all Shares of Common Stock to be issued in connection with the transactions contemplated hereby will not be, subject to or issued in violation of any preemptive rights, rights of first refusal or similar rights.


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


         C.       Authority; No Violation.
                  -----------------------

                  1. Sussex has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Sussex have been duly and validly approved by the Board of Directors of Sussex, and no other corporate proceedings on the part of Sussex are necessary to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Sussex and constitutes a valid and binding obligation of Sussex, enforceable against Sussex in accordance with its terms.

                  2. Assuming receipt of all regulatory approvals, neither the execution and delivery of this Agreement by Sussex, nor the consummation by Sussex of the transactions contemplated hereby, nor compliance by Sussex with any of the terms or provisions hereof, will (i) conflict with or result in a breach of any provision of the certificate of incorporation or by-laws of Sussex or its subsidiaries; (ii) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Sussex or its subsidiaries; or (iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of Sussex or its subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, commitment or other instrument or obligation to which Sussex or its subsidiaries are a party, or by which Sussex or its subsidiaries or any of their properties or assets may be bound or affected.

         D.       Consents and  Approvals.  No  consents  or  approvals  of,  or
                  -----------------------
filings or registrations with, any public body or authority or other third parties are necessary in connection with the execution and delivery of this Agreement by Sussex or the consummation by Sussex of the transactions contemplated hereby, other than consents and approvals of or filings pursuant to
Section  3(a)(3) of the Bank  Holding  Company  Act (12 U.S.C.  1842(a)(3))  and
Section 225.11 of the Federal Reserve Board's Regulation Y (12 CFR 225.11) to acquire more than 5% of the Common Stock and the filing of a notice of listing of additional shares with the American Stock Exchange. Sussex has no reason to believe that any required consents or approvals will not be received, or that any required consents or approvals will be received with conditions, limitations or restrictions which will prevent or materially impede the consummation by Sussex of the transactions contemplated hereby. Neither Sussex nor any of its direct or indirect subsidiaries are subject to any written order, agreement or memorandum of understanding of or with a bank regulatory authority.

         E.       Accuracy of SEC Filings and Financial Statements.
                  ------------------------------------------------

                  1.  Sussex  has  filed  with  the   Securities   and  Exchange
Commission (the "SEC") all required forms, reports and documents required to be filed by it with the SEC since


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


January 1, 1996 (collectively, the "SEC Reports"), all of which, when filed (in the case of forms, reports and documents filed pursuant to the Securities Exchange Act of 1934, as amended, the "Exchange Act") or when declared effective (in the case of registration statements filed pursuant to the Securities Act of 1933, as amended, the "Securities Act"), complied as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act, as the case may be. As of their respective dates, the SEC Reports (including documents incorporated by reference therein) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  2. Sussex will deliver to the Purchaser as soon as they become available true and complete copies of any report or statement mailed by Sussex to its security holders generally or filed by it with the SEC, in each case subsequent to the date hereof and prior to the Closing Date.

                  3. Sussex's audited consolidated year-end financial statements and Sussex's unaudited consolidated interim financial statements included or incorporated by reference in the SEC Reports, or that will be included or incorporated by reference in reports filed by Sussex with the SEC between the date hereof and the Closing Date, have been, or will be, as the case may be, prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes to such financial statements), and in accordance with all applicable published accounting requirements under the Securities Act and the Exchange Act, and fairly present, or will fairly present, as the case may be, in all material respects the consolidated financial position of the entities described therein as of the dates thereof and the consolidated results of operations and consolidated cash flows of such entities for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and to the extent they may not include footnotes or may be condensed or summary statements).

                  4. Since June 30, 2000, except for matters publicly disclosed by Sussex prior to the date hereof in SEC Reports filed prior to the date hereof, Sussex has not suffered, singly or in the aggregate, any material adverse change in its business, financial condition, or results of operations, and to Sussex's knowledge, there has occurred no development, state of facts, or circumstances that could, singly or in the aggregate, reasonably be expected to have a material adverse effect on Sussex or any of its subsidiaries, taken as a whole.

         F.       Litigation.  Except  for legal  proceedings  described  in the
                  ----------
SEC Reports, there are no material pending or, to the knowledge of Sussex, threatened actions, suits, proceedings or investigations by, against or affecting Sussex or any of its subsidiaries or any of their properties, assets or operations, or with respect to which Sussex or any of its subsidiaries is responsible by way of indemnity or otherwise, which would, singly or in the aggregate with all such other actions, suits, investigations or proceedings, reasonably be expected to have a material adverse effect on Sussex or any of its subsidiaries, taken as a whole.

         G.       Absence of Undisclosed  Liabilities.  As of  the  date hereof,
                  -----------------------------------
neither Sussex nor any


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

of its subsidiaries has any liabilities or obligations of any nature, whether absolute, accrued, unmatured, contingent or otherwise, or any unsatisfied judgments or any leases of personalty or realty or unusual or extraordinary commitments, except for those liabilities or allowances recorded, accrued or reserved against on Sussex's consolidated balance sheet as of June 30, 2000 as filed with the SEC in an SEC Report or described in the notes thereto, and except for liabilities or obligations arising in the ordinary course of business since the date of such consolidated balance sheet.

         H.       Calculating 9.9% of the Outstanding Common Stock.  The  number
                  ------------------------------------------------
of Shares of Common Stock that Sussex will issue and sell to the Purchaser at the Closing will, after giving effect to the issuance of such Shares and including shares of Common Stock, if any, already owned by the Purchaser and the Lakeland Affiliates prior to the issuance of the Shares under this Agreement, equal 9.9% of Sussex's outstanding shares of Common Stock as of the close of business on the Closing Date; provided, however, that Purchaser acknowledges that it has provided the number of shares of Common Stock owned by the Lakeland Affiliates for purposes of determining the number of Shares to be purchased.

         I.       Loan  Reserves.  As  of  the date hereof,  Sussex's  allowance
                  --------------
for possible loan losses is, and as of the Closing Date will be, at a level adequate to provide for potential loan losses.

III.     REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
         -----------------------------------------------

         The Purchaser hereby represents and warrants to Sussex as follows:

         A.       Organization.  The Purchaser is  a corporation duly organized,
                  ------------
validly existing and in good standing under the laws of the State of New Jersey, and is a bank holding company registered with the FRB.

         B.       Authority; No Violation.
                  -----------------------

                  1. The Purchaser has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Purchaser have been duly and validly approved by the Board of Directors of the Purchaser, and no other corporate proceedings on the part of the Purchaser are necessary to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

                  2. Assuming receipt of all regulatory approvals, neither the execution and delivery of this Agreement by the Purchaser, or the consummation by the Purchaser of the transactions contemplated hereby, nor compliance by the Purchaser with any of the terms or provisions hereof, will (i) conflict with or result in a breach of any provision of the certificate of incorporation or by-laws of the Purchaser; or (ii) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to the Purchaser.


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


         C.       Consents and  Approvals.  No  consents  or  approvals  of,  or
                  -----------------------
filings or registrations with, any public body or authority or other third parties are necessary in connection with the execution and delivery of this Agreement by the Purchaser or the consummation by the Purchaser of the transactions contemplated hereby, other than (i) consents and approvals of or filings pursuant to Section 3(a)(3) of the Bank Holding Company Act (12 U.S.C. 1842(a)(3)) and Section 225.11 of the Federal Reserve Board's Regulation Y (12 CFR 225.11) for approval to acquire more than 5% of the shares of the Common Stock and (ii) the filing of a Schedule 13D with the SEC. The Purchaser has no reason to believe that any required consents or approvals will not be received, or that any required consents or approvals will be received with conditions, limitations or restrictions which will prevent or materially impede the consummation by the Purchaser of the transactions contemplated hereby. The Purchaser is not subject to any written order, agreement or memorandum of understanding of or with a bank regulatory authority.

         D.       Investment Intent.  The Purchaser is purchasing the Shares for
                  -----------------
its own account, for investment purposes, and not with a current view to a distribution thereof. Purchaser acknowledges that the Shares are being issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") and that therefore the Purchaser's ability to transfer the Shares is restricted pursuant to the terms of the Securities Act and SEC regulations and interpretations promulgated thereunder. In particular, Purchaser acknowledges that the Shares will be deemed "restricted securities" pursuant to SEC Rule 144 and that any transfer of the Shares must be in compliance with SEC Rule 144 or some other exemption from the registration provisions of Section 5 of the Securities Act or pursuant to a registration statement.

         E.       Information.  The Purchaser acknowledges  that it has received
                  -----------
the financial information described in Sussex's (i) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, as amended, (ii) Proxy Statement for the Annual Meeting of Shareholders on June 28, 2000, (iii) Quarterly Reports filed on Form 10-Q for the quarterly periods ended March 31, 2000, and June 30, 2000, and (iv) Current Report on Form 8-K filed July 28, 2000. The Purchaser acknowledges that prior to the execution of this Agreement, the Purchaser had the opportunity to ask questions of, and receive answers from, Sussex concerning the terms and conditions of the sale of the securities hereunder, and to obtain additional information about Sussex.

IV.      COVENANTS AND AGREEMENTS OF THE PARTIES
         ---------------------------------------

         A.       Regulatory Matters and Consents.
                  -------------------------------

                  1. As promptly as practicable after the date hereof, each party will use its best efforts to obtain all necessary permits, consents, waivers, approvals and authorizations of all third parties and governmental bodies necessary or advisable for such party to consummate the transactions contemplated by this Agreement, including the preparation and filing of all required applications.

                  2. Sussex will furnish the Purchaser with all information concerning Sussex and its subsidiaries as may be necessary in connection with any application or filing made by or on behalf of the Purchaser to any governmental body in connection with the transactions, applications or filings contemplated by this Agreement; provided, however, that in the event that Sussex delineates any such information as confidential information, Purchaser shall take all such steps that are available to it to maintain the confidentiality of such information, including requesting any regulatory agency which has requested or is otherwise entitled to receive such information to maintain such information on a confidential basis.

                  3. The Purchaser will promptly furnish Sussex with all information concerning the Purchaser as may be necessary in connection with any application or filing made by or on behalf of Sussex to any governmental body in connection with the transactions, applications or filings contemplated by this Agreement.

         B.       Taking of  Necessary  Action.   Subject   to   the  terms  and
                  ----------------------------
conditions herein provided, and in addition to any specific agreements contained herein, each of the parties hereto agrees to use reasonable efforts to take or cause to be taken all action and to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, provided that in no event shall either party hereto be obligated to comply with or to satisfy the conditions precedent to any regulatory approval if the management of such party, in the exercise of its reasonable business judgment, determines that such conditions would render the consummation of the transactions contemplated hereby so unduly burdensome as materially to deprive such party of the intended economic, business or financial benefits of the transactions contemplated hereby.

         C.       Public Announcements.   The parties agree to consult with each
                  --------------------
other prior to distributing any news release, other public information disclosure, internal announcement or customer or shareholder disclosure with respect to this Agreement or any of the transactions contemplated hereby.

         D.       Registration Rights.
                  -------------------

                  1. If Sussex,  at any time and from time to time within  seven
(7) years after the Closing Date, proposes to register any of its equity securities under the Securities Act, for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4 or S-8 or another form not available for registering equity securities for sale to the public, a registration statement on Form S-3 to be filed by Sussex to register securities issued in consideration for an acquisition, a registration statement on Form S-1 covering solely an employee benefit plan or a registration statement relating to a dividend reinvestment plan), Sussex will give written notice at such time to the Purchaser. Upon the written request of the Purchaser, given within twenty
(20) days after receipt of any such notice by Sussex, to register any of its Shares of Common Stock (which request shall state the intended method of disposition thereof), Sussex will use its best efforts to cause such Shares of Common Stock as to which registration shall have been so requested, to be included in the securities to be covered by the registration statement proposed to be filed by Sussex, all to the extent requisite to permit the sale or other

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


disposition by the Purchaser (in accordance with its written request); provided that nothing herein shall prevent Sussex from abandoning or delaying any such registration at any time. In the event that any registration pursuant to this
Section IV(D) shall be, in whole or in part, an underwritten public offering of equity securities, any request by the Purchaser pursuant to this Section IV(D) to register Shares of Common Stock shall specify that such Shares are to be included in the underwriting on the same terms and conditions as the equity securities otherwise being sold through underwriters under such registration. The number of Shares of Common Stock held by selling shareholders and to be included in such an underwriting may be reduced (pro rata among all persons or entities having registration rights), if and to be the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by Sussex therein; provided, however that except in the case of an underwritten offering of an equity security other than Common Stock (in which the number of Shares to be offered on behalf of the Purchaser may be reduced to zero), in no event shall the number of Shares to be registered on behalf of the Purchaser be less than all of the Shares for which Purchaser has requested registration or twenty percent (20%) of the aggregate number of shares to be offered in such underwriting. If the offering covered by this Section IV(D) shall be an underwritten public offering, Sussex shall designate the managing underwriter of such offering. In the event of any such reduction or cutback in the number of Shares of Common Stock to be registered on behalf of Purchaser, or in the event that Sussex abandons any such registration prior to the effective date thereof, the Purchaser shall continue to maintain the rights provided by this Section IV(D), subject to the termination provisions of this Agreement.

                  2. The Purchaser will cooperate with Sussex in all respects in connection with this Section IV(D), including timely supplying all information reasonably requested by Sussex and executing and returning all documents reasonably requested in connection with the registration and sale of the Shares of Common Stock.

                  3. The parties agree that the Registration Procedures and Indemnification provisions set forth in Attachment A are incorporated herein and shall apply to any registration sought by the Purchaser pursuant to this Section IV(D).

         E. SEC Filings. As of the dates as of which Sussex files any SEC Report
            ------------
with the Securities and Exchange Commission, such SEC Reports will comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and will further comply in all material respects with all applicable requirements of law.

V.       CLOSING CONDITIONS
         ------------------
         A. Conditions to Sussex's Obligations under this Agreement. The
            --------------------------------------------------------
obligations of Sussex hereunder shall be subject to satisfaction at or prior to


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


the Closing Date of each of the following conditions, unless waived in whole or in part by Sussex in its sole discretion:

                  1. All action required to be taken by, or on the part of, the Purchaser to authorize the execution, delivery and performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby shall have been duly and validly taken by the Purchaser.

                  2. The obligations of the Purchaser required to be performed by the Purchaser at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and the representations and warranties of the Purchaser set forth in this Agreement shall be true and correct in all material respects (other than representations and warranties of the Purchaser contained in this Agreement that are qualified as to materiality, which shall be true in all respects) as of the date of this Agreement and as of the Closing Date, as though made on and as of such Closing Date, except as to any representation or warranty which specifically relates to an earlier date.

                  3. The Purchaser shall have delivered to Sussex a certificate, dated the Closing Date, and signed by its president or any executive vice president, to the effect that the conditions set forth in this Section V(A)(1) and (2) have been satisfied.

                  4. The parties shall have received all regulatory approvals required in connection with the sale and purchase of the Shares of Common Stock, and all notice and waiting periods imposed thereby shall have expired or been terminated.

                  5. There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby, and neither party shall have been notified by any regulatory authority of any objection to the consummation of such transactions.

         B. Conditions to the Purchaser's Obligations under this Agreement.  The
            ---------------------------------------------------------------
obligations of the Purchaser hereunder shall be subject to fulfillment at or prior to Closing Date, of each of the following conditions, unless waived in whole or in part by the Purchaser in its sole discretion:

                  1. All action required to be taken by, or on the part of, Sussex to authorize the execution, delivery and performance of this Agreement and the consummation by Sussex of the transactions contemplated hereby shall have been duly and validly taken by Sussex.

                  2. The obligations of Sussex required to be performed by Sussex at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and the representations and warranties of Sussex set forth in this Agreement shall be true and correct in all material respects (other than representations and warranties of Sussex contained in this Agreement that are qualified as to materiality, which shall be true in all respects) as of the date of this Agreement and as of the Closing Date, as though made on and as of such Closing Date, except as to any representation or warranty which specifically relates to an earlier date.

                  3. During the period from June 30, 2000 through the Closing Date, there shall not have been any event, act or omission (individually or in the aggregate) which shall have had a material adverse effect upon Sussex, SCSB and its subsidiaries, whether or not insured, which materially affects the ability of Sussex, SCSB and its subsidiaries to conduct their businesses.

                  4. Sussex shall have delivered to the Purchaser a certificate, dated the Closing Date, and signed by its president or vice president, to the effect that the conditions set forth in this Section V(B)(1), (2) and (3) have been satisfied.

                  5. The parties shall have received all regulatory approvals required in connection with the sale and purchase of the Shares of Common Stock, and all notice and waiting periods imposed thereby shall have expired or been terminated.

                  6. There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby and neither party shall have been notified by any regulatory authority of any objection to the consummation of such transactions.

VI.      TERMINATION
         -----------
         A. Termination.  This Agreement may be terminated in its entirety on or
            ------------
at any time prior to the Closing Date: (i) by the mutual written consent of the parties hereto, or (ii) by the Purchaser or Sussex if there shall have been any material breach of any obligation of the other party hereto and such breach shall not have been remedied within 30 days after receipt by such other party of notice in writing specifying the nature of such breach and requesting that it be remedied, or (iii) by the Purchaser or Sussex if the Closing does not occur on or before [ ], unless the failure to close by such date is due to the failure of the party seeking to terminate this Agreement to perform or observe any agreement set forth herein required to be performed or observed by such party.

         B. Effect of Termination. In the event of termination of this Agreement
            ----------------------
by either the Purchaser or Sussex or by their mutual written consent as provided above prior to the Closing, this Agreement shall forthwith become void and there shall be no further liability on the part of the Purchaser or Sussex to the other party hereto, except for liability under Sections VII(A) and VIII(A) hereof and except for liability arising out of a breach of any representation, covenant or other agreement contained in this Agreement.

VII.     Indemnification
         ---------------
         A. Duty to Indemnify.  Sussex shall indemnify, defend and hold harmless
            ------------------
the Purchaser, its officers, directors and representatives, and the Purchaser shall indemnify, defend and hold harmless Sussex, its officers, directors and representatives (any party entitled to such indemnification being hereinafter referred to as an "Indemnified Party"), from and against all demands, claims, actions or causes of action, assessments, deficiencies, losses, damages, liabilities, reasonable costs and reasonable expenses (including, without limitation, reasonable attorneys' fees and expenses) asserted against, imposed upon or incurred by an Indemnified Party (collectively, "Damages") as a result of, or arising from, a breach of any representation, warranty or covenant of an Indemnifying Party (as defined below) contained in or made pursuant to this Agreement, other than Damages associated with a decline in the market price of Sussex's Common Stock suffered by an Indemnified Party as a shareholder;
provided that a claim for such Damages is brought by the Indemnified Party against the Indemnifying Party (as defined below) within two years after the Closing Date. The indemnification provisions relating to the Purchaser's registration rights granted in Section IV(D) hereof are set forth in Attachment A to this Agreement, entitled "Registration Procedures and Indemnification." Nothing contained herein is intended to limit any rights that Purchaser may have, now or in the future, as a shareholder of Sussex under federal or state law.

         B.       Conditions of Indemnification. The obligations and liabilities
                  ------------------------------
of the Indemnifying Party under this Article VII with respect to "Claims" (which shall mean Damages resulting from the assertion of liability by unrelated third parties) shall be subject to the following terms and conditions:

                  1. The Indemnified Party shall give the indemnifying party (the "Indemnifying Party") prompt notice of any Claim asserted against or imposed upon or incurred by the Indemnified Party, and the Indemnifying Party shall undertake the defense thereof by representatives of its own choosing, subject to the approval of the Indemnified Party, which approval shall not be unreasonably withheld or delayed.

                  2. The Indemnified Party shall be entitled to participate at its own expense in the defense of any Claim, but such defense shall be controlled by counsel to the Indemnifying Party.

                  3. The Indemnifying Party shall not, without the Indemnified Party's prior written consent, settle or compromise any Claim or consent to entry of any judgment which would impose an injunction or other equitable relief upon the Indemnified Party or which does not include as an unconditional term thereof the release by the claimant or the plaintiff of the Indemnified Party from all liability in respect of such Claim.

         C. Notice of Potential Claims.  Notwithstanding the two-year limitation
            ---------------------------
period set forth in Section VII(A) hereof, each party hereto agrees to give the other party prompt notice of any Claim asserted against it which might be a Claim for which indemnity could be sought against the other party.

VIII.    MISCELLANEOUS
         -------------

         A. Expenses. Each party hereto shall bear and pay all costs and
            ---------
expenses incurred by it in connection with the transactions contemplated hereby, including fees and expenses of its own financial consultants, accountants and counsel.

         B. Survival of  Representations  and Warranties;  Remedies  Cumulative.
            ---------------------------------------------
Each representation and warranty hereunder shall survive the Closing for a period of two years from and after the Closing Date. No representation or warranty hereunder shall provide a basis for any claim by one party against the other party from and after the date as of which it ceases to survive the Closing. Nothing contained in this Section VIII(B) or otherwise in this Agreement shall be deemed to limit the claims, rights and remedies to which the Purchaser may be entitled as a purchaser of shares of Common Stock under federal and state securities laws or otherwise. The rights and remedies provided to the parties under this Agreement are cumulative and not exclusive of any other rights or remedies the parties now have or may hereafter have at law or in equity.

         C. Amendment;  Extension and Waiver.  Subject to applicable law, at any
            ---------------------------------
time prior to the consummation of the transactions contemplated by this Agreement, the parties may (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of the other party hereto,
(c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (d) waive compliance with any of the agreements or conditions contained in Article IV hereof or otherwise. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto. Any waiver or failure to insist on strict compliance with any obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

         D. Entire Agreement.  This Agreement  contains the entire agreement and
            -----------------
understanding of the parties with respect to the subject matter hereof. This Agreement supersedes all prior arrangements and understandings between the parties , both written or oral, with respect to its subject matter. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors; provided, that nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors, any rights, remedies, obligations or liabilities.

         E. No Assignment. Neither party hereto may assign any of its rights or
            --------------
obligations hereunder to any other person or entity.

         F. Notices. All notices or other communications hereunder shall be in
            -------
writing and shall be deemed given if delivered personally or mailed by recognized overnight courier or by prepaid registered or certified mail (return receipt requested), addressed as set forth in the preamble to this Agreement and directed to the president of the intended recipient.

         G. Captions. The captions contained in this Agreement are for reference
            ---------
purposes only and are not part of this Agreement.

         H. Counterparts. This Agreement may be executed in any number of
            -------------
counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         I. Severability. If any provision of this Agreement or the application
            -------------
thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         J. Governing Law. This Agreement shall be governed by and construed in
            --------------
accordance with the laws of the State of New Jersey.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                            SUSSEX BANCORP

                                            By: _______________________________
                                            Name:
                                            Title:

                                            LAKELAND BANCORP, INC.

                                            By: _______________________________
                                            Name:
                                            Title:

                                  ATTACHMENT A

                               REGISTRATION RIGHTS

                   REGISTRATION PROCEDURES AND INDEMNIFICATION

         1. Registration Procedures. If and whenever Sussex is required by any
            ------------------------
of the provisions of this Agreement to use its best efforts to effect the registration of any of the Shares of Common Stock under the Securities Act, Sussex shall (except as otherwise provided in this Agreement), as expeditiously as possible:

                  (a) prepare and file with the SEC a registration statement and shall use its best efforts to cause such registration statement to become effective and remain effective until (i) all the Shares of Common Stock covered thereby (the "Covered Securities") are sold or (ii) all holders (other than "Affiliates" of Sussex, as such term is defined in Rule 144 under the Securities
Act) are eligible to take advantage of the provisions of Rule 144(k) under the Securities Act with respect to all the Shares of Common Stock (held by persons other than Affiliates) or (iii) two years from the date on which such registration statement is declared effective, whichever is earliest;

                  (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all the Covered Securities;

                  (c) furnish to the Purchaser such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Securities Act, and such other documents, as the Purchaser may reasonably request in order to facilitate the public sale or other disposition of the Covered Securities;

                  (d) use its best efforts to register and qualify the Covered Securities under such other securities or blue sky laws of such jurisdictions as the Purchaser shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Purchaser to consummate the public sale or other disposition in such jurisdictions of the Covered Securities owned by the Purchaser, except that Sussex shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process or to submit itself to taxation in any jurisdiction which otherwise does not have the right to tax Sussex;

                  (e) use its best efforts to list such Covered Securities on any securities exchange on which any securities of Sussex are then listed, if the listing of such Covered Securities is then permitted under the rules of such exchange;

                  (f) notify the Purchaser, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (g) take such other actions as shall be reasonably requested by the Purchaser to facilitate the registration and sale of the Purchaser's Shares of Common Stock.

         2. Withdrawal  Obligation.  By including any Covered  Securities in any
            -----------------------
registration statement covered hereby, the Purchaser agrees that (x) Sussex shall have the right to delay effecting any registration covered hereby in order to allow Sussex to delay disclosure of sensitive information until such time as Sussex is otherwise required to make such disclosure, and (y) the Purchaser shall refrain from selling any Shares of Common Stock if requested to do so by Sussex, provided that (1) such request shall only be made in order to defer disclosure of sensitive information until Sussex is otherwise required to make such disclosure and (2) the Purchaser is not required to refrain from selling for a period of more than thirty (30) days in any ninety (90) day period.

         3. Expenses.   All  expenses  incurred  in  any  registration  of  the
            ---------
Purchaser's Shares of Common Stock under this Agreement shall be paid by Sussex, including, without limitation, printing expenses, fees and disbursements of counsel for Sussex, expenses of any audits to which Sussex shall agree or which shall be necessary to comply with governmental requirements in connection with any such registration, all registration and filing fees for the Purchaser's Shares of Common Stock under federal and state securities laws, and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Paragraph 1(d) hereof; provided, however, that Purchaser shall pay any underwriters' discounts or brokers' commissions incurred in connection with the sale of Purchaser's Shares.

         4. Indemnification. In the event any Shares of Common Stock held by the
            ----------------
Purchaser are included in a registration

statement pursuant to this Agreement:

                  (a) Sussex Indemnity. (i) Without limitation of any other indemnity provided to the Purchaser, either in connection with the Agreement or otherwise, to the extent permitted by law, Sussex shall indemnify and hold harmless the Purchaser, its affiliates, counsel, officers, stockholders, representatives directors, partners, underwriters (as defined in the Securities
Act), control persons, underwriter's control persons (within the meaning of the Securities Act or the Exchange Act (collectively, the "Indemnified Purchaser Parties")), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law (collectively, the "Claims"), insofar as such Claims (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) any violation or alleged violation by Sussex of the Securities Act, the Exchange Act or any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and Sussex shall reimburse the Indemnified Purchaser Parties for any reasonable legal or other reasonable expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Sussex shall not be liable to any Indemnified Purchaser Party in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration statement by any such Indemnified Purchaser Party.

                           (ii) The foregoing notwithstanding,  Sussex shall not
be liable to the extent that any such Claim arises out of or is based upon a Violation or alleged Violation made in any preliminary prospectus if (A) such Indemnified Purchaser Party failed to send or deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale of Shares of Common Stock giving rise to such Claim and (B) the prospectus would have corrected such untrue statement or omission.

                           (iii) In addition,  Sussex shall not be liable to the
extent that any such Claim arises out of or is based upon a Violation or alleged Violation in a prospectus, (A) if such Violation or alleged Violation is corrected in an amendment or supplement to such prospectus and (B) having previously been furnished by or on behalf of Sussex with copies of the prospectus as so amended or supplemented, such Indemnified Purchaser Party thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale to the person who purchased Shares of Common Stock from such Indemnified Purchaser Party and who is asserting such Claim.

                  (b) Purchaser  Indemnity.  The Purchaser  shall  indemnify and
                      ---------------------
hold harmless Sussex, its affiliates, its counsel, officers, directors, stockholders, representatives and partners, any underwriter (as defined in the Securities Act) and each person, if any, who controls Sussex or the underwriter (within the meaning of the Securities Act or the Exchange Act), against any Claims (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any state securities law, and the Purchaser shall reimburse Sussex and each such affiliate, counsel, officer, director, stockholder, representative or partner, underwriter or controlling person for any reasonable legal or other reasonable expenses incurred by them in connection with investigating or defending any such Claim insofar as such Claims (or actions and respect thereof) arise out of or are based upon (i) written information provided by the Purchaser to Sussex expressly for inclusion in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or (ii) any sale by the Purchaser after receipt from Sussex of the notice described in Paragraph 1(f) hereof and prior to acceptance from Sussex of an amended or supplemental prospectus; provided, however, that the maximum amount which may be recovered from the Purchaser pursuant to the indemnification granted under clause (i) in this paragraph shall be limited to the amount of proceeds received by the Purchaser from the sale of Shares of Common Stock by the Purchaser pursuant to such registration statement.

                  (c)  Notice;  Right to Defend.  Promptly  after  receipt by an
                       -------
indemnified party under this Paragraph 4 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Paragraph 4, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in and, if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this provision only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this provision.

                  If an indemnified party notifies an indemnifying party in writing that such indemnified party elects to employ separate counsel at the expense of the indemnifying party as permitted by the provisions of the preceding paragraph, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of such indemnified party. The foregoing notwithstanding, the indemnifying party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for such indemnified party and any other indemnified parties (which firm shall be designated in writing by such indemnified parties) in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances.

                  (d) Contribution.  If the indemnification provided for in this
                      -------------
provision is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Claim referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount the Purchaser shall be obligated to contribute pursuant to this provision (other than as described in Paragraph 4(b)(ii) hereof) shall be limited to an amount equal to the proceeds to the Purchaser of the Shares of Common Stock sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Purchaser has otherwise been required to pay in respect of such Claim or any substantially similar Claim arising from the sale of such Shares of Common Stock).

                  (e) Survival of  Indemnity.  The  indemnification  provided by this provision shall be a continuing right to indemnification and shall survive the registration and sale of any Shares of Common Stock by Purchaser hereunder and the expiration or termination of this Agreement.